EXHIBIT EX-99.906CERT

     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the attached Report of Special Value Expansion Fund, LLC (the "Fund") on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the Fund do each hereby certify that, to the best of such officer's knowledge:

1. The Report fully complies with the requirements of 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund as of, and for, the periods presented in the Report.

Dated: December 8, 2004


/s/ Michael E. Tennenbuam
---------------------------------
Michael E. Tennenbaum
Chief Executive Officer

Dated: December 8, 2004


/s/ Robert G. DiPaolo
---------------------------------
Robert G. DiPaolo
Chief Financial Officer